VAN KAMPEN MONEY MARKET FUND

Supplement dated April 17, 2009
to the
Class A Shares, Class B Shares and Class C Shares
Prospectus dated September 30, 2008,
as previously supplemented on January 2, 2009,
January 27, 2009, November 21, 2008 and October 14, 2008

In light of the recent unprecedented market turmoil, Van Kampen Money Market Fund (formerly, Van Kampen Reserve Fund) (the “Fund”) has applied to participate in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (“Guarantee Program”). The Guarantee Program was initially scheduled to expire on December 18, 2008 and was subsequently extended by the U.S. Treasury Department until April 30, 2009. On March 31, 2009, the Treasury announced the further extension of the Guarantee Program until September 18, 2009, and the Fund will continue to participate in this Guarantee Program. Although the Fund has continued to maintain a net asset value of $1.00 per share, the Fund believes that participation in the Guarantee Program will provide an added level of assurance for its shareholders. Under the Guarantee Program, the U.S. Treasury will guarantee to investors that they will receive $1.00 for each participating fund share held by a shareholder as of the close of business on September 19, 2008. Only shareholders who held shares of the participating fund on September 19, 2008 will be covered under the Guarantee Program. Any additional investments made by a shareholder after September 19, 2008 in excess of the amount held on that date will not be covered under the Guarantee Program. The Fund bears the expenses of participating in the Guarantee Program. Further information about the Guarantee Program can be obtained at www.ustreas.gov.

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RESSPT4 4/09